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                                                                   EXHIBIT 23.01



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-38696) of Allos Therapeutics, Inc. of our report dated February 1, 2002, except for Note 11, as to which the date is March 11, 2002, relating to the financial statements which appear in this Annual Report on Form 10-K.





/s/ PRICEWATERHOUSECOOPERS LLP



PricewaterhouseCoopers LLP
Denver, Colorado
March 12, 2002